Execution

SECOND AMENDMENT TO PURCHASE AGREEMENT
(Scottsburg Healthcare Center)

This Second Amendment to Purchase Agreement (Scottsburg Healthcare Center) is made effective December 21, 2008 by and between Vantage Medical, Inc., a Texas corporation, ("Purchaser") and National Assistance Bureau, Inc., an Indiana non-profit corporation ("Seller").

Recitals

A.

The parties entered into a Purchase Agreement (Scottsburg Healthcare Center) dated as of October 9, 2008, and a First Amendment to Purchase Agreement dated November 21, 2008 (collectively, the "Purchase Agreement", all capitalized terms used herein and not otherwise defined having the meanings ascribed to then in the Purchase Agreement).

B.

The parties wish to amend the Purchase Agreement as more particularly set forth herein,

Accordingly, in consideration of the terms, conditions and covenants contained in the Purchase Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Purchase Agreement as follows:

1.

Section 8 of the Purchase Agreement is amended by deleting the second sentence in its entirety and substituting the following in lieu thereof:

"Date of_ Closing. The closing contemplated herein (the "Closing") shall occur at the offices of Seller's counsel in Atlanta, Georgia, on or before December 31, 2009 (the "Closing Date")."

2.

Section 13 of the Purchase Agreement is amended by deleting the second sentence in its entirety and substituting the following in lieu thereof:

"Assignment. Seller may not assign any of its right, title, or interest in and to this Agreement without the written consent of the Purchaser, not to be unreasonably withheld or delayed. Purchaser may not assign its right, title or interest in and to this Agreement without the consent of Seller, not to be unreasonably withheld or delayed.

2.

The Purchase Agreement is unchanged except as specifically set forth herein.

IN WITNESS WHEREOF, each of the parties has caused this Second Amendment to Purchase Agreement (Scottsburg Healthcare Center) to be executed on the day first written above.

SIGNATURES

PURCHASER:

SELLER:

Vantage Medical, Inc.

National Assistance Bureau, Inc.

By:  /s/ William F. Smith, President

By:  /s/ William R. Hill, President